                                                                    EXHIBIT 99.1
CONTACT: Michael Berman                                    FOR IMMEDIATE RELEASE
         (312) 279-1496                                    July 20, 2004

                       MHC REPORTS SECOND QUARTER RESULTS
                           SOLID OPERATING PERFORMANCE

         CHICAGO, IL -JULY 20, 2004-- Manufactured Home Communities, Inc. (NYSE:
MHC) today announced results for the quarter and six months ended June 30, 2004.

         For the second quarter of 2004, Funds From Operations (FFO) were $13.2 million or $0.45 per share on a fully diluted basis compared to $16.7 million or $0.60 per fully diluted share for the same period in 2003. Second quarter property operating revenues were $72.2 million compared to $56.1 million in the second quarter of 2003. For the second quarter of 2004, average occupancy was
89.8 percent and average monthly base rent per site for the Core Portfolio was $435.21, up 4.8 percent from $415.28 in the same period last year.

         For the six months ended June 30, 2004, FFO were $29.3 million or $1.02 per share on a fully diluted basis compared to $ 35.3 million or $1.27 per fully diluted share in the same period in 2003. Property operating revenues for the six months ended June 30, 2004 were $141.9 million compared to $114.8 million for the same period of 2003. Average occupancy was 90.6 percent and average monthly base rent per site for the Core Portfolio was $433.92, up 4.7 percent from $414.33 in the same period last year.

         Net income available to common stockholders totaled $0.7 million or $0.03 per fully diluted share for the quarter ended June 30, 2004. This compares to the net income available to common stockholders of $14.4 million or $0.64 per fully diluted share in the second quarter of 2003. Net income available to common stockholders totaled $5.6 million or $0.24 per fully diluted share for the six months ended June 30, 2004. This compares to the net income available to common stockholders of $22.1 million or $0.98 per fully diluted share for the six months ended June 30, 2004. See the attachment to this press release for reconciliation of FFO and FFO per share to net income and net income per share, respectively, the most directly comparable GAAP measures.

         Second quarter and year-to-date comparisons were impacted by, among others, the Company's: (i) previously announced acquisition program, (ii) the recapitalization, which occurred in the fourth quarter of 2003 (iii) the sale of three properties in the second quarter of 2003 and the sale of one property in the second quarter of 2004, and (iv) OP Units issued in connection with the acquisitions. On a pro forma basis for the second quarter of 2003, giving effect to the recapitalization and the reduction in FFO per share from the sale of three properties, FFO per share for the second quarter of 2003 would have been approximately $0.38 per share.

         MHC's management projects continued growth in 2004 Core Portfolio performance. Assuming current economic conditions continue to impact occupancies, overall revenue growth is anticipated to be approximately 3 percent. Core Portfolio operating expenses are expected to grow in excess of CPI due to continued increases in real estate taxes and utility expenses. These projections would result in Core NOI growth of approximately 2.5 percent.

         Results for 2004 will continue to be impacted by: i) the recapitalization and acquisition program, ii) continued competitive housing options impacting occupancy levels at certain communities, and iii) variability in income from home sales operations. In the age-qualified communities, home sales results could be impacted by the ability of potential homebuyers to sell their existing residences as well as by financial markets volatility. In the all-age communities, results from home sales and occupancy will continue to be impacted by local economic conditions, lack of affordable manufactured home financing and competition from alternative housing options including site-built single-family housing. Based upon these factors and excluding potential acquisitions, MHC projects that fully diluted FFO per share should be between $1.85 and 1.90 for the full year of 2004. In addition, quarter-to-quarter results during the year are impacted by seasonality at certain of the communities.

         The forward-looking statements contained herein are subject to certain risks and uncertainties including, but not limited to, the Company's ability to maintain rental rates and occupancy with respect to properties currently owned or pending acquisitions; the Company's assumptions about rental and home sales markets; the completion of pending acquisitions and timing with respect thereto; the effect of interest rates as well as other risks indicated from time to time in the Company's filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

         Manufactured Home Communities, Inc. owns or has an interest in 209 quality communities in 23 states consisting of 80,028 sites. MHC is a self-administered, self-managed, real estate investment trust (REIT) with headquarters in Chicago.

         A webcast of the Company's conference call discussing these results will be available via the Company's website in the Investor Info section at www.mhchomes.com at 10:00 a.m. Central, July 20, 2004. If you wish to listen to the opening remarks in advance, they will be available on our website at 8:00 a.m. Central today.


                                       ###
         Tables to follow

                       MANUFACTURED HOME COMMUNITIES, INC.
                             SELECTED FINANCIAL DATA
                                   (UNAUDITED)
                (AMOUNTS IN THOUSANDS EXCEPT FOR PER SHARE DATA)



                                                                 QUARTERS ENDED              SIX MONTHS ENDED
                                                            JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,
                                                             2004            2003          2004            2003
                                                          -----------    -----------    -----------    -----------
PROPERTY OPERATIONS:
  Community base rental income ........................   $    52,854    $    49,111    $   103,665    $    98,472
  Resort base rental income ...........................        12,952          1,854         25,294          5,931
  Utility and other income ............................         6,440          5,091         12,954         10,422
                                                          -----------    -----------    -----------    -----------
     Property operating revenues ......................        72,246         56,056        141,913        114,825

  Property operating and maintenance ..................        23,769         15,818         44,728         32,545
  Real estate taxes ...................................         6,055          4,745         11,555          9,383
  Property management .................................         3,423          2,276          6,269          4,628
                                                          -----------    -----------    -----------    -----------
     Property operating expenses ......................        33,247         22,839         62,552         46,556
                                                          -----------    -----------    -----------    -----------
     Income from property operations ..................        38,999         33,217         79,361         68,269

HOME SALES OPERATIONS:
  Gross revenues from inventory home sales ............        10,783          9,567         18,321         13,659
  Cost of inventory home sales ........................        (9,346)        (8,166)       (16,362)       (11,626)
                                                          -----------    -----------    -----------    -----------
     Gross profit from inventory home sales ...........         1,437          1,401          1,959          2,033
  Brokered resale revenues, net .......................           596            454          1,088            830
  Home selling expenses ...............................        (2,204)        (1,808)        (4,277)        (3,702)
  Ancillary services revenues, net ....................           735           (111)         1,647            371
                                                          -----------    -----------    -----------    -----------
     Income from home sales and other .................           564            (64)           417           (468)

OTHER INCOME AND EXPENSES:
  Interest income .....................................           314            244            767            505
  Other corporate income ..............................         2,170            550          3,428          1,139
  General and administrative ..........................        (2,367)        (2,000)        (4,579)        (3,932)
                                                          -----------    -----------    -----------    -----------
     Operating income (EBITDA) ........................        39,680         31,947         79,394         65,513

  Interest and related amortization ...................       (23,268)       (12,652)       (43,643)       (25,045)
  Income from discontinued operations .................            (2)           533             26          1,035
  Depreciation on corporate assets ....................          (427)          (310)          (804)          (620)
  Income allocated to Preferred OP Units ..............        (2,821)        (2,813)        (5,634)        (5,626)
                                                          -----------    -----------    -----------    -----------
     FUNDS FROM OPERATIONS (FFO) ......................   $    13,162    $    16,705    $    29,339    $    35,257

  Depreciation on real estate and other costs .........       (12,323)        (9,687)       (23,006)       (18,720)
  Gain on sale of properties ..........................            --         10,826            638         10,826
  Income allocated to Common OP Units .................          (181)        (3,444)        (1,337)        (5,291)
                                                          -----------    -----------    -----------    -----------
     NET INCOME .......................................   $       658    $    14,400    $     5,634    $    22,072
                                                          ===========    ===========    ===========    ===========

NET INCOME PER COMMON SHARE - BASIC ...................   $      0.03    $      0.65    $      0.25    $      1.00
NET INCOME PER COMMON SHARE - FULLY DILUTED ...........   $      0.03    $      0.64    $      0.24    $      0.98
                                                          -----------    -----------    -----------    -----------

FFO PER COMMON SHARE - BASIC ..........................   $      0.46    $      0.61    $      1.04    $      1.29
FFO PER COMMON SHARE - FULLY DILUTED ..................   $      0.45    $      0.60    $      1.02    $      1.27
                                                          -----------    -----------    -----------    -----------

Average Common Shares - Basic .........................        22,737         22,027         22,706         21,973
Average Common Shares and OP Units - Basic ............        28,654         27,371         28,321         27,324
Average Common Shares and OP Units - Fully Diluted ....        29,142         27,965         28,840         27,853
                                                          -----------    -----------    -----------    -----------

                       MANUFACTURED HOME COMMUNITIES, INC.
                                   (UNAUDITED)


SELECTED BALANCE SHEET DATA:        JUNE 30,    DECEMBER 31,
                                     2004           2003
                                 (amounts in    (amounts in
                                     000's)        000's)
                                 ------------   ------------
Total real estate, net .......   $  1,559,864   $  1,042,599
Cash and cash equivalents ....   $      9,426   $    325,740
Total assets .................   $  1,727,832   $  1,473,915

Mortgage notes payable .......   $  1,417,092   $  1,076,183
Unsecured debt ...............   $     63,113   $        113
Total liabilities ............   $  1,545,457   $  1,341,401
Minority interest ............   $    142,472   $    126,716
Total stockholders' equity ...   $     39,903   $      5,798

                                                 AS OF           AS OF
                                                JUNE 30,     DECEMBER 31,
TOTAL SHARES AND OP UNITS OUTSTANDING:           2004            2003
                                              ----------     ------------

Total Common Shares Outstanding ........      22,745,991      22,563,348
Total Common OP Units Outstanding ......       6,436,574       5,312,387


MANUFACTURED HOME ("COMMUNITY") AND                 AS OF           AS OF
PARK MODEL / RECREATIONAL VEHICLE ("RESORT")       JUNE 30,      DECEMBER 31,
  SITE TOTALS:                                      2004            2003
                                                -------------   -------------

Community Sites Owned and Operated ..........          44,796          43,143
Community Sites Owned in Joint Ventures .....           9,430           1,521
Resort Sites Owned and Operated .............          25,802           7,051
                                                -------------   -------------
     TOTAL SITES ............................          80,028          51,715

MANUFACTURED HOME SITE AND                       QUARTERS ENDED                SIX MONTHS ENDED
OCCUPANCY AVERAGES:                        JUNE 30,        JUNE 30,       JUNE 30,        JUNE 30,
                                            2004            2003           2004            2003
                                        ------------    ------------    ------------    ------------
Total Sites .........................         44,601          43,131          44,164          43,132
Occupied Sites ......................         40,162          39,420          39,740          39,611
Occupancy % .........................           90.0%           91.4%           90.0%           91.8%
Monthly Base Rent Per Site ..........   $     438.92    $     415.28    $     434.94    $     414.33
Core* Monthly Base Rent Per Site ....   $     435.21    $     415.28    $     433.92    $     414.33

(*) Represents rent per site for properties owned in both periods of comparison.

                                               QUARTERS ENDED                SIX MONTHS ENDED
                                           JUNE 30,       JUNE 30,       JUNE 30,      JUNE 30,
HOME SALES:                                 2004           2003           2004           2003
                                        ------------   ------------   ------------   ------------
New Home Sales Volume ...............            120            118            214            170
New Home Sales Gross Revenues .......   $      9,212   $      8,651   $     16,010   $     12,260
Used Home Sales Volume ..............            127             57            203             89
Used Home Sales Gross Revenues ......   $      1,571   $        916   $      2,311   $      1,399
Brokered Home Resale Volume .........            408            282            737            542
Brokered Home Resale Revenues, net ..   $        596   $        454   $      1,088   $        830

                       MANUFACTURED HOME COMMUNITIES, INC.
                                   (UNAUDITED)


FUNDS AVAILABLE FOR DISTRIBUTION (FAD):                 QUARTERS ENDED                  SIX MONTHS ENDED
                                                     JUNE 30,        JUNE 30,       JUNE 30,        JUNE 30,
                                                      2004           2003            2004             2003
                                                  ------------    ------------    ------------    ------------
  Funds from operations .......................   $     13,162    $     16,705    $     29,339    $     35,257
  Non-revenue producing improvements to real
         estate ...............................         (3,835)         (3,190)         (6,509)         (6,207)
                                                  ------------    ------------    ------------    ------------
     Funds available for distribution .........   $      9,327    $     13,515    $     22,830    $     29,050
                                                  ============    ============    ============    ============

FAD per Common Share - Basic ..................   $        .33    $        .49    $       0.81    $       1.06
FAD per Common Share - Fully Diluted ..........   $        .32    $        .48    $       0.79    $       1.04
                                                  ------------    ------------    ------------    ------------


The Company believes that Funds From Operations provide an indicator of its financial performance and is influenced by both the operations of the properties and the capital structure of the Company. FFO is defined by the National Association of Real Estate Investment Trusts ("NAREIT") as net income (computed in accordance with generally accepted accounting principles ["GAAP"]), before allocation to minority interests, excluding gains (or losses) from sales of property, plus real estate depreciation. The Company computes FFO in accordance with the NAREIT definition, which may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REIT's computations. Funds Available for Distribution ("FAD") is defined as FFO less non-revenue producing capital expenditures. The Company believes that FFO and FAD are useful to investors as a measure of the performance of an equity REIT because, along with cash flows from operating activities, financing activities and investing activities, they provide investors an understanding of the ability of the Company to incur and service debt and to make capital expenditures. FFO and FAD in and of themselves do not represent cash generated from operating activities in accordance with GAAP and therefore should not be considered an alternative to net income as an indication of the Company's performance or to net cash flows from operating activities as determined by GAAP as a measure of liquidity and are not necessarily indicative of cash available to fund cash needs.